As filed with the Securities and Exchange Commission on September 27, 2000


                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

             Filed by the Registrants /X/
             Filed by a Party other than the Registrant / /
             Check the appropriate box:
             / / Preliminary Proxy Statement
             // Definitive Proxy Statement
             /X/ Definitive Additional Materials
             / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Debt Strategies Fund II, Inc.

                P.O. Box 9011 Princeton, New Jersey 08543-9011
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             (Name of Registrants as Specified In Their Charters)
                                 SAME AS ABOVE
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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box): /X / No fee required.
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[GRAPHIC OMITTED]

                          DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                        DEBT STRATEGIES FUND III, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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                          NOTICE: YOUR VOTE IS NEEDED

                        ANNUAL MEETINGS OF STOCKHOLDERS
                       ADJOURNED UNTIL OCTOBER 24, 2000
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                                                            September 25, 2000
Dear Shareholder:

We are writing to inform you that the Annual Meetings of Shareholders (the "Meetings") of Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., and Debt Strategies Fund III, Inc. that had previously been adjourned until September 20, 2000, has been adjourned again to Tuesday, October 24, 2000 in order to give shareholders additional time to vote.

As of today, the Funds' records indicate that we have not yet received voting instructions from you.

                        WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think that his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the Meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods for you to vote:

     1. By Internet:  Visit www.proxyvote.com. Once there, enter the 12-digit
        -----------              -----------------
                      control number located on your proxy card.

     2. By Phone:     Please call Shareholder Communications toll free at
        --------
                      1-800-634-3168. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and Saturday, from 12:00 p.m. to 6:00 p.m.
                      Eastern Time.

     3. By Mail:      Return your executed proxy in the enclosed postage-paid
        -------
                      envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by October 24, 2000.

If you have any questions regarding the meeting agendas or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-643-3168.

                Remember, your vote counts. Please vote today!

Thank you for your cooperation.

[GRAPHIC OMITTED]


                          DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                        DEBT STRATEGIES FUND III, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   -------------------------------------------------------------------------
                          NOTICE: YOUR VOTE IS NEEDED

                        ANNUAL MEETINGS OF STOCKHOLDERS
                       ADJOURNED UNTIL OCTOBER 24, 2000
   -------------------------------------------------------------------------
                                                            September 25, 2000
Dear Shareholder:

We are writing to inform you that the Annual Meetings of Shareholders (the "Meetings") of Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., and Debt Strategies Fund III, Inc. that had previously been adjourned until September 20, 2000, have been adjourned again to Tuesday, October 24, 2000 in order to give shareholders additional time to vote.

As of today, the Funds' records indicate that we have not yet received voting instructions from you.

                        WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think that his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the Meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods for you to vote:

     1. By Internet:   Visit www.proxyvote.com and enter the 12-digit control
        -----------                    -----------------
                       number found on your proxy card.

     2. By Touchtone:  Please refer to the "800" number printed on your voting
        ------------
                       instruction form.

     3.  By Mail:      Complete the enclosed proxy card and return it in the
         -------
                       enclosedpostage-paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, since there is no guarantee that your vote will be received in time for the Meetings.

                Remember, your vote counts. Please vote today!

Thank you for your cooperation.